UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities ExchangeAct of 1934

Date of Report (Date of earliest event reported): February 6, 2026

LUNAI BIOWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38751	45-2259340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Cottage Way, Suite G2, #3256

Sacramento, California 95825

(Address of principal executive offices)

+1 (424) 222-9301

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of theAct:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LNAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities ExchangeAct of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchang Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 6, 2026, Lunai Bioworks, Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq staff has determined to delist the Company’s securities from The Nasdaq Capital Market.

The Notice states that the Company is not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires a minimum bid price of $1.00 per share, as the bid price of the Company’s securities closed below $1.00 per share for 30 consecutive business days from December 23, 2025 through February 5, 2026.

Although companies are typically provided a 180-calendar-day compliance period to regain compliance with the minimum bid price requirement, the Notice further states that, pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv), the Company is not eligible for any compliance period because it effected a reverse stock split within the prior one-year period, specifically a 1-for10 reverse stock split on September 30,2025. As a result, Nasdaq has determined that the Company’s securities are subject to delisting.

Unless the Company timely requests a hearing to appeal Nasdaq staff’s determination by February 13, 2026, the Company’s securities will be suspended from trading on The Nasdaq Capital Market at the opening of business on February 18, 2026, and Nasdaq will file a Form 25 with the Securities and Exchange Commission to effect the delisting and deregistration of the Company’s securities under Section 12(b) of the Securities Exchange Act of 1934.

The Company has filed a request for a hearing before the Nasdaq Hearings Panel to appeal Nasdaq staff’s determination. A timely hearing request will stay the suspension of the Company’s securities and the filing of the Form 25 pending the outcome of the hearing. There can be no assurance that the appeal will be successful.

Item 7.01. Regulation FD Disclosure.

In accordance with Nasdaq Listing Rule 5810(b), the Company is issuing this Current Report on Form 8-K to publicly disclose receipt of the Nasdaq staff determination letter described above.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s intentions, plans, and expectations with respect to any appeal of Nasdaq’s delisting determination and potential actions to regain compliance with Nasdaq listing requirements. These forward-looking statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including the risk that the Company may not be able to regain compliance or that an appeal, if pursued, may not be successful. The Company undertakes no obligation to update these forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUNAI BIOWORKS, INC.

	By:	/s/ David Weinstein
	Name:	David Weinstein
	Title:	Chief Executive Officer

Date: February 12, 2026